EXHIBIT 99.

SLIDE PRESENTED AT DECEMBER 4, 2003 SAFEWAY INVESTOR CONFERENCE

Key Cost Components* 2003 2004 Health Care Costs (133) (89) Non-Fuel IDs (120) 60 ** Wages & Fringe (117) (63) Pension Cost (104) (30) Transitional Marketing Issues (70) 70 Shrink (38) 70 *Excludes The Impact Of The Vons Strike **Assumes A 1% Increase In Non-Fuel IDs Estimated Cost Changes $ Millions